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                                                                   EXHIBIT 10.37


[GRAPHIC OMITTED]

November 12, 1998

Mr. Greg Elder
Controller
VISIONEER, INC.
34800 Campus Drive
Fremont, CA 94555-3652

     RE: CONSENT TO ASSIGNMENT RELATED TO ACQUISITION OF SUBSTANTIALLY ALL OF THE HARDWARE ASSETS OF Visioneer, Inc., a DELAWARE CORPORATION BY Primax V ACQUISITION CORP., A CALIFORNIA CORPORATION AND A WHOLLY OWNED SUBSIDIARY OF Primax Electronics, Ltd., a TAIWANESE CORPORATION with respect to Lease Agreement Dated May 21, 1996 By and Between the John Arrillaga Survivor's Trust (previously known as the "Arrillaga Family Trust") and the Richard T. Perry Separate Property Trust, as Landlord, and Visioneer, Inc., as Tenant, for Leased Premises at 34800 Campus Drive, Fremont, California

Gentlemen:

As an accommodation to Visioneer, Inc., and pursuant to Tenant's request to assign said Lease from Visioneer, Inc., a Delaware corporation, as Tenant under the above-referenced Lease Agreement, to (i) Primax V Acquisition Corp., a California corporation and a wholly owned subsidiary of Primax Electronics, Ltd., a Taiwanese corporation (Primax V") and (ii) Primax Electronics, Ltd., a Taiwanese corporation, it is agreed as follows:

Notwithstanding anything to the contrary contained in said May 21, 1996 Lease Agreement and pursuant to Tenant's notice to Landlord dated November 11, 1998, Landlord acknowledges that on January 2, 1999, substantially all of the hardware assets of Visioneer, Inc., a Delaware corporation ("Assignor"), shall be completely acquired by Primax V, and that upon such acquisition, said Lease Agreement shall be assigned to Primax V Acquisition Corp., a California corporation and Primax Electronics, Ltd., a Taiwanese corporation (collectively "Assignees") and said Assignees shall become the Tenant under the' Lease Agreement and shall jointly and severally assume all obligations of Tenant under the Lease Agreement from May 21, 1996.

Landlord's Consent shall in no way void or alter any of the terms of the Lease by and between Landlord and Tenant, nor shall this Consent alter or diminish in any way Tenant's obligations to Landlord.

Landlord has not reviewed the terms of any agreement between Tenant and Assignees,. and Landlord shall not be bound by any agreement other than the terms of the Lease between Landlord and Tenant. Landlord does not make any warranties or representations as to the condition of the lease Premises or the terms of the Lease between Landlord and Tenant. Landlord's consent to the assignment shall in no way obligate Landlord to any further consents or agreements between Tenant and/or Assignees.

Assignees represent and warrant that upon the completion of the acquisition of the hardware assets, the combined net worth of Primax V Acquisition Corp., a California corporation and Primax Electronics, Ltd., a Taiwanese corporation shall be equal to or greater than the net worth of Visioneer, Inc. at the time of such acquisition.

It is further understood that the Security Deposit of Visioneer, Inc. is being transferred to Primax V and Primax Electronics, Ltd.

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This Consent is conditional upon Landlord's receipt of Landlord's reasonable costs and attorney's fees, to which Landlord is entitled under Paragraph 16 of the Lease. Tenant and/or Assignor shall immediately reimburse Landlord for such fees and costs pursuant to the enclosed invoice.

Except as modified herein, all other terms, covenants, and conditions of said May 21, 1996 Lease Agreement shall remain in full force and effect.

Please execute this letter in the space provided below and return all three copies to us. We will then return a fully executed copy to you.

                                       Respectfully yours,

                                       JOHN ARRILLAGA SEPARATE PROPERTY TRUST


                                       By: /s/ John Arrillaga
                                           -------------------------------------
                                           John Arrillaga, Trustee

                                       Dated: 12/2/98


                                       RICHARD T. PERRY SEPARATE PROPERTY TRUST

                                       By: /s/ Richard T. Perry
                                           -------------------------------------
                                           Richard T. Perry, Trustee

                                       Dated: 12/2/98


(Signatures Continued on Following Page)

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AGREEMENT:

ASSIGNOR:                              ASSIGNEES:

VISIONEER, INC.                        PRIMAX V ACQUISITION CORP.
a Delaware corporation                 a California corporation


By: /s/ J. Larry Smart                 By: /s/ Sherman Lee
    ------------------------               ------------------------
Dated: 12-1-98                         Dated: 12-2-98

                                       PRIMAX ELECTRONICS, LTD.,
                                       a Taiwanese corporation


                                       By: /s/ Sherman Lee
                                           ------------------------
                                       Dated: 12-2-98